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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) JANUARY 23, 2007


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                               HARSCO CORPORATION
             (Exact name of registrant as specified in its charter)


             DE                           1-3970                 23-1483991
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   350 POPLAR CHURCH ROAD, CAMP HILL PA 17011
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 717-763-7064


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On January 23, 2007, the Board of Directors of Harsco Corporation (the "Company") approved and adopted amendments to Sections 1 and 3 of Article V of the Company's Bylaws to allow and authorize the Company to issue some or all of the shares of its stock without certificates. The amendments to the Bylaws will permit direct or "book-entry" registration of shares of the Company's stock and thereby facilitate the Company's eligibility to participate in the Direct Registration System. The amended and restated Bylaws of the Company, which incorporate the amendments, are set forth as Exhibit 3.1 to this Form 8-K, and are incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

      Exhibit 3.1.  Bylaws as amended January 23, 2007



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HARSCO CORPORATION
                                                   (Registrant)



DATE  January 25, 2007                     /S/ Salvatore D. Fazzolari
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                                           Salvatore D. Fazzolari
                                           President, Chief Financial Officer
                                           and Treasurer


EXHIBIT INDEX

3.1. Bylaws as amended January 23, 2007